Exhibit 10.63

FIRST AMENDMENT TO MASTER AMENDMENT

This First Amendment to the Master Amendment (the “First Amendment”), dated as of December 20, 2010 is by and between Investors Community Bank (the “Bank”), Tower Tech Systems Inc., a Wisconsin corporation (“Borrower”), and Broadwind Energy, Inc., a Delaware corporation (“Guarantor”).

RECITALS

WHEREAS, the Bank, Borrower, and Guarantor entered into a Master Amendment Agreement dated December 30, 2009, wherein various modifications were made to numerous Loan Documents affecting all parties hereto, with such modifications intended to address the merger between R.B.A. Inc. and Borrower, and to address other changes and clarifications of the Loan Documents ; and

WHEREAS, since the execution of the Master Amendment, Borrower has paid off the LOC Note in full; and

WHEREAS, the parties wish to further amend the Loan Documents to reflect that Borrower now has a primary banking relationship with Wells Fargo Bank; and

WHEREAS, the parties wish to modify the Master Amendment as more particularly set forth herein;

AGREEMENT

1.                                       Recitals.  The representations, determinations and statements contained in the Recitals set forth above are true and correct in all material respects and form a part of this First Amendment.

2.                                       Definitions.  Any capitalized terms not otherwise defined herein are defined in the Master Amendment.

3.                                       LOC Note.  The LOC Note has been paid in full and all obligations of Borrower and Guarantor with respect thereto are satisfied.  The LOC Note has been terminated.

4.                                       Banking Relationship.  Section 4(c) of the Master Amendment is deleted in its entirety and replaced as follows:

4(c)                            Bank Relationship.  Establish and maintain with Bank a depository relationship of not less than Seven Hundred Thousand Dollars ($700,000), and such deposits need not be in a demand deposit account and instead may include a money market or certificate of deposit.

5.                                       Debt.  Section 4(f) of the Master Amendment is deleted in its entirety.

6.                                       Collateral Account.  Section 4(j) of the Master Amendment is deleted in its entirety.

7.                                       Guarantor Consent.  Guarantor hereby ratifies and affirms its obligations under the Guarantor Documents and consents to the terms and conditions of this First Amendment.

8.                                       Loan Documents.  Borrower and Guarantor each acknowledge that, except as expressly modified herein and in the Master Amendment each such parties’ obligations under the Loan Documents exist and are enforceable in accordance with their terms and shall remain in full force and effect.

9.                                       Amendment.  This First Amendment may not be amended without the prior written consent of each of the parties hereto.

10.                                 Governing Law.  This First Amendment shall be governed by and construed in accordance with the laws of the State of Wisconsin without giving effect to applicable principles of conflict of laws to the extent that the application of the laws of another jurisdiction would be required thereby.

11.                                 Counterparts.  This First Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

12.                                 Severability.  In case any provision in this First Amendment shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

13.                                 Assignment.  All agreements of the parties hereto shall bind each of their respective successors and assigns.

[SIGNATURE PAGE IMMEDIATELY FOLLOWS]

IN WITNESS WHEREOF, the parties have caused this First Amendment to be duly executed as of the day and year first written.

INVESTORS COMMUNITY BANK		TOWER TECH SYSTEMS INC.

By:	/s/ David J. Diedrich	By:	/s/ Peter C. Duprey

Name:	David J. Diedrich	Name:	Peter C. Duprey

Its:	Sr. Business Banking Officer	Its:	Authorized Signatory

BROADWIND ENERGY, INC.

		By:	/s/ Peter C. Duprey

		Name:	Peter C. Duprey

		Its:	President and Chief Executive Officer